                                 EXHIBIT 10.20

                     FOURTH AMENDMENT TO CREDIT DOCUMENTS
                     ------------------------------------

     This Fourth Amendment to Credit Documents is made as of March 21, 2000 (the "Amendment") by and among Prism Mortgage Company, an Illinois corporation (the "Borrower"), Pacific Guarantee Mortgage Corporation, a California corporation, Mortgage Market, Inc., an Oregon corporation, PointSource Financial, L.L.C., an Illinois limited liability company, Infiniti Mortgage, L.L.C., an Illinois limited liability company, First City Financial Corp., a Colorado corporation, the lenders identified on the signature pages hereof (the "Lenders"), and Bank One, NA, a national banking association formerly known as The First National Bank of Chicago, as administrative agent for the Lenders ("Agent").

                                 1.  RECITALS

     The Borrower, the Borrowing Subsidiaries, the Agent and the Lenders are parties to a certain Credit Agreement dated as of March 31, 1999, as amended by an Amendment to Credit Documents dated as of May 24, 1999, a Second Amendment to Credit Documents dated as of October 7, 1999, and a Third Amendment to Credit Documents dated as of February 11, 2000 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Borrower and the Borrowing Subsidiaries on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

     The Borrower, the Borrowing Subsidiaries, the Agent, and the Lenders desire to amend the Credit Agreement to, among other things, extend the Termination Date and reduce the Aggregate Commitment.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Change in Control. Effective as of the date hereof, the definition of
          -----------------
Change in Control in Article I of the Credit Agreement is hereby deleted and replaced with the following:

     "Change in Control" means (i) any Person or group of Persons acting together shall, directly or indirectly, acquire and beneficially own more than 35% of the outstanding shares of voting stock of Borrower's parent corporation, Prism Financial Corporation (excluding (a) any transfer of the stock held in Bruce Abrams' estate from his estate to his wife, and (b) any acquisition of stock of Prism Financial Corporation by Royal Bank of Canada or any of its Affiliates), or (ii) the Borrower shall cease to be a Wholly-Owned Subsidiary of Prism Financial Corporation."

     2.  Termination Date. Effective as of the date hereof, the definition of
         ----------------
Termination Date in Article I of the Credit Agreement is hereby deleted and replaced with the following:

     "Termination Date" means April 28, 2000 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

     3.   Commitment Reduction.  Effective as of the date hereof, (i) the
          --------------------
Aggregate Commitment is reduced from $250,000,000 to $200,000,000, (ii) each Lender's Commitment and Swingline Commitment shall be reduced to the amounts shown on Schedule 1 hereto, and (iii) Schedule 1 of the Credit Agreement is replaced by Schedule 1 hereto. On the date hereof, the Borrower shall make any payments which may be required to reduce the total outstanding Advances to an amount no greater than $200,000,000.

     4.   Miscellaneous.
          -------------

          (a) All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.

          (b) The Borrower and each Borrowing Subsidiary each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Borrowing Subsidiaries contained in the Loan Documents are accurate and complete in all respects, and (ii) no Default or Unmatured Default has occurred and is continuing.

          (c) In all other respects, the Credit Agreement and the other Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          (d) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment. Furthermore, notwithstanding the provisions of Section 2.7.5 of the Credit Agreement, the Borrower shall pay to each Lender an amendment fee in connection with this Amendment equal to 0.05% of such Lender's Commitment as set forth on
Schedule 1 hereto (rather than paying each Lender an amendment fee of $2,500 as described in Section 2.7.5 of the Credit Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         PRISM MORTGAGE COMPANY, an Illinois
                         corporation

                         By:  /s/ David Fisher
                            ------------------------------------
                         Name:    David Fisher
                              ----------------------------------
                         Title:   Senior VP
                               ---------------------------------

                         PACIFIC GUARANTEE MORTGAGE CORPORATION, a California corporation

                         By:  /s/ David Fisher
                            ------------------------------------
                         Name:    David Fisher
                              ----------------------------------
                         Title:   Senior VP
                               ---------------------------------

                         MORTGAGE MARKET, INC., an Oregon corporation

                         By:  /s/ David Fisher
                            ------------------------------------
                         Name:    David Fisher
                              ----------------------------------
                         Title:   Senior VP
                               ---------------------------------

                         POINTSOURCE FINANCIAL, L.L.C., an Illinois limited liability company

                         By: Prism Mortgage Company, its Manager


                              By:  /s/ David Fisher
                                 -------------------------------
                              Name:    David Fisher
                                   -----------------------------
                              Title:   Senior VP
                                    ----------------------------

                         INFINITI MORTGAGE, L.L.C., an Illinois limited liability company

                         By: Prism Mortgage Company, its Manager

                              By:  /s/ David Fisher
                                 -------------------------------
                              Name:    David Fisher
                                   -----------------------------
                              Title:   Senior VP
                                    ----------------------------

                         FIRST CITY FINANCIAL CORP., a Colorado corporation

                         By:  /s/ David Fisher
                            ------------------------------------
                         Name:    David Fisher
                              ----------------------------------
                         Title:   Senior VP
                               ---------------------------------

                         BANK ONE, NA, Individually and as Agent

                         By:  /s/ Thomas J. Connally
                            ------------------------------------
                         Name:    Thomas J. Connally
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         THE BANK OF NEW YORK

                         By:  /s/ Perry D. Gasling
                            ------------------------------------
                         Name:    Perry D. Gasling
                              ----------------------------------
                         Title:   Managing Director
                               ---------------------------------

                         COMERICA BANK

                         By:  /s/ Mandy J. Lark
                            ------------------------------------
                         Name:    Mandy J. Lark
                              ----------------------------------
                         Title:   Asst. VP
                               ---------------------------------

                         FIRST UNION NATIONAL BANK

                         By:  /s/ Peter G. Perna
                            ------------------------------------
                         Name:    Peter G. Perna
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         GUARANTY FEDERAL BANK, F.S.B.

                         By:  /s/ Sean A. Tobias
                            ------------------------------------
                         Name:    Sean A. Tobias
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         HIBERNIA NATIONAL BANK

                         By:  /s/ Stephanie F. Tyner
                            ------------------------------------
                         Name:    Stephanie F. Tyner
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         LASALLE BANK NATIONAL ASSOCIATION

                         By:  /s/ David Scherer
                            ------------------------------------
                         Name:    David Scherer
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         MERCANTILE BANK

                         By:  /s/ Mark Rieger
                            ------------------------------------
                         Name:    Mark Rieger
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                         U.S. BANK NATIONAL ASSOCIATION

                         By:  /s/ Edwin D. Jenkins
                            ------------------------------------
                         Name:    Edwin D. Jenkins
                              ----------------------------------
                         Title:   VP
                               ---------------------------------

                                2. SCHEDULE "1"

                    COMMITMENTS AND COMMITMENT PERCENTAGES

----------------------------------------------------------------------------------------------------------------
                                                                            PRIMARY
                                       COMMITMENT      PRIMARY            COMMITMENT          SWINGLINE
   LENDER           COMMITMENT         PERCENTAGE     COMMITMENT          PERCENTAGE          COMMITMENT
   ------           ----------         ----------     ----------          ----------          ----------
----------------------------------------------------------------------------------------------------------------
Bank One            $32,000,000        16%            $24,000,000               12.5%         $8,000,000
----------------------------------------------------------------------------------------------------------------
Guaranty Federal    $32,000,000        16%            $32,000,000        16.66666667%         $        0

----------------------------------------------------------------------------------------------------------------
First Union         $28,000,000        14%            $28,000,000        14.58333333%         $        0

----------------------------------------------------------------------------------------------------------------
US Bank             $28,000,000        14%            $28,000,000        14.58333333%         $        0

----------------------------------------------------------------------------------------------------------------
Bank of New York    $16,000,000         8%            $16,000,000         8.33333333%         $        0

----------------------------------------------------------------------------------------------------------------
Comerica            $16,000,000         8%            $16,000,000        8.333333333%         $        0

----------------------------------------------------------------------------------------------------------------
Hibernia            $16,000,000         8%            $16,000,000        8.333333333%         $        0

----------------------------------------------------------------------------------------------------------------
LaSalle             $16,000,000         8%            $16,000,000        8.333333333%         $        0

----------------------------------------------------------------------------------------------------------------
Mercantile Bank     $16,000,000         8%            $16,000,000        8.333333333%         $        0

----------------------------------------------------------------------------------------------------------------